GO FURTHER. DO MORE. COME HOME SAFELY. R: 0 G: 32 B: 96 R: 255 G: 0 B: 0 R: 0 G: 112 B: 192 R: 192 G: 0 B: 0 R: 89 G: 89 B: 89 R: 16 G: 37 B: 63 R: 196 G: 189 B: 151 R: 146 G: 208 B: 80 R: 79 G: 129 B: 189 CHC Helicopter Fiscal 2016 Third Quarter Results March 4, 2016

GO FURTHER. DO MORE. COME HOME SAFELY. R: 0 G: 32 B: 96 R: 255 G: 0 B: 0 R: 0 G: 112 B: 192 R: 192 G: 0 B: 0 R: 89 G: 89 B: 89 R: 16 G: 37 B: 63 R: 196 G: 189 B: 151 R: 146 G: 208 B: 80 R: 79 G: 129 B: 189 Page 2 Forward-Looking Statements and non-GAAP Financial Measures Safe Harbor Statement This presentation contains forward-looking statements and information within the meaning of certain securities laws, including the “safe harbor” provision of the United States Private Securities Litigation Reform Act of 1995, the United States Securities Act of 1933, as amended, the United States Securities Exchange Act of 1934, as amended and other applicable securities legislation. All statements included in this press release other than statements of historical fact are "forward-looking statements," including statements regarding our strategy, future operations, projections, conclusions and forecasts. While these forward-looking statements represent our best current judgment, actual results could differ materially from the conclusions, forecasts or projections contained in the forward-looking statements. Certain material factors or assumptions were applied in drawing a conclusion or making a forecast or projection in the forward-looking information contained herein. Such factors include: the severe downturn in the oil and gas industries, on which we are largely dependent; the impact on demand for our services; our substantial level of indebtedness; operating lease commitments, purchase and other commitments, and our ability to fulfill our obligations thereunder; our ability to incur additional debt to fund future needs; our ability to generate sufficient cash flows to finance our liquidity needs; compliance with financial covenants contained in our helicopter lease agreements or to service all of our indebtedness; competition in the markets we serve; our ability to secure and maintain long-term support contracts; our ability to maintain standards of acceptable safety performance; exchange rate fluctuations; political, economic, and regulatory uncertainty; problems with our non-wholly owned entities, including potential conflicts with the other owners of such entities; exposure to credit risks; risks inherent in the operation of helicopters; unanticipated costs or cost increases associated with our business operations; trade industry exposure; inflation; ability to continue maintaining government issued licenses, necessary aircraft or insurance; loss of key personnel; work stoppages due to labor disputes; future material acquisitions or dispositions; compliance with all applicable OTC Best Market (“OTCQX”) listing requirements; and the outcome of any assessment of alternatives to our current capital structure. No assurances can be given that our efforts to optimize our capital structure will ultimately be successful or that we will succeed in strengthening our balance sheet or increase our financial flexibility or that we will not be required to enter into bankruptcy or insolvency proceedings in U.S. and/or non-U.S. jurisdictions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual outcomes may vary materially from those indicated. The Company disclaims any intentions or obligations to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Please refer to our annual report on Form 10-K and quarterly reports on Form 10-Q, and our other filings, in particular any discussion of risk factors or forward-looking statements, which are filed with the SEC and available free of charge at the SEC’s website (www.sec.gov), for a full discussion of the risks and other factors that may impact any estimates or forward-looking statements made herein. Adjusted EBITDAR excluding special items is referred to in this document as EBITDAR. Note to non-GAAP Financial Measures This presentation contains certain non-GAAP financial measures, which are not measures of financial condition or profitability. Non-GAAP measures should not be considered as an alternative to GAAP financial measures. Non-GAAP measures may not be calculated or comparable to similarly titled measures used by other companies. See Non-GAAP reconciliations in the appendix to this presentation for a reconciliation of these measures to the most directly comparable GAAP financial measures. Adjusted EBITDAR, Adjusted EBITDAR excluding special items, Adjusted EBITDAR margin, Adjusted Net Loss, Liquidity, Free Cash Flow, Adjusted Free Cash Flow, Adjusted Net Debt, Adjusted Leverage Ratio, and percent changes in results from period-to-period in constant currency are not measurements of the company’s financial performance under GAAP and should not be considered as an alternative to net income, revenue as reported or any other performance measures derived in accordance with GAAP or as an alternative to net cash provided by operating activities or any other measures of the company’s cash flow or liquidity. We believe these non-GAAP financial measures are useful for investors, analysts and other interested parties as they facilitate company-to-company operating and financial condition performance comparisons by excluding potential differences caused by variations in capital structures, taxation, the age and book depreciation of facilities and equipment, restructuring initiatives, consulting agreements and equity- based, long-term incentive plans and foreign exchange rate fluctuations.

GO FURTHER. DO MORE. COME HOME SAFELY. R: 0 G: 32 B: 96 R: 255 G: 0 B: 0 R: 0 G: 112 B: 192 R: 192 G: 0 B: 0 R: 89 G: 89 B: 89 R: 16 G: 37 B: 63 R: 196 G: 189 B: 151 R: 146 G: 208 B: 80 R: 79 G: 129 B: 189 Page 3 Presenters Karl Fessenden Lee Eckert President, Chief Executive Officer Chief Financial Officer

GO FURTHER. DO MORE. COME HOME SAFELY. R: 0 G: 32 B: 96 R: 255 G: 0 B: 0 R: 0 G: 112 B: 192 R: 192 G: 0 B: 0 R: 89 G: 89 B: 89 R: 16 G: 37 B: 63 R: 196 G: 189 B: 151 R: 146 G: 208 B: 80 R: 79 G: 129 B: 189 Page 4 Accident Rate Benchmarking CHC’s five-year rolling average as of February 1, 2016, is 0.40 accidents/100,000 flight hours Safety: Maintaining Leading Performance • ICAO “accident” definition: flight incident resulting in fatal or serious injury, or aircraft lost or sustaining damage or structural failure. • Offshore average rate per 2009 OGP Report, Page 6. • Twin Helicopters average rate inferred from worldwide accident rate table, 2009 OGP Report, Page 4. • CHC rate includes the October 2012 controlled landing and August 2013 accident, both in the North Sea. Industry-wide statistics 2.0 1.8 1.6 1.4 1.2 1.0 0.8 0.6 0.4 0.2 N um be ro fa cc id en ts /1 00 ,0 00 fli gh th ou rs Offshore Operation Twin Helicopters CHC 1.8 0.8 0.4

GO FURTHER. DO MORE. COME HOME SAFELY. R: 0 G: 32 B: 96 R: 255 G: 0 B: 0 R: 0 G: 112 B: 192 R: 192 G: 0 B: 0 R: 89 G: 89 B: 89 R: 16 G: 37 B: 63 R: 196 G: 189 B: 151 R: 146 G: 208 B: 80 R: 79 G: 129 B: 189 Page 5 Oil and Gas Market Pressures Continue • Industry conditions remain challenging; further deterioration of market sentiment on sector with further drop in oil prices • Continue to plan for prolonged downturn - results in various business implications ◦ Need to further reduce operating and fixed costs as well as commitments • We believe that long term market fundamentals remain in place Expect challenging market to continue for us and our industry for some time

GO FURTHER. DO MORE. COME HOME SAFELY. R: 0 G: 32 B: 96 R: 255 G: 0 B: 0 R: 0 G: 112 B: 192 R: 192 G: 0 B: 0 R: 89 G: 89 B: 89 R: 16 G: 37 B: 63 R: 196 G: 189 B: 151 R: 146 G: 208 B: 80 R: 79 G: 129 B: 189 Page 6 Key Focus Areas Focus areas aimed at enhancing competitive and financial position Leverage customer and OEM relationships Execute rigorous cost control Enhance capital efficiency through fixed charge reduction and fleet optimization Efforts resulted in relatively flat EBITDAR in the fiscal 2016 third quarter year-to-date and reduced capital expenditure versus the prior year-to-date 321

GO FURTHER. DO MORE. COME HOME SAFELY. R: 0 G: 32 B: 96 R: 255 G: 0 B: 0 R: 0 G: 112 B: 192 R: 192 G: 0 B: 0 R: 89 G: 89 B: 89 R: 16 G: 37 B: 63 R: 196 G: 189 B: 151 R: 146 G: 208 B: 80 R: 79 G: 129 B: 189 Page 7 Navigating Current Market Environment • Ongoing dialogue with customers and OEMs continues • Working with customers to align business goals • Focusing on proximity to customers - opening of Houston office • Discussions continue to focus on increasing efficiency of operations • Remain focused on diversification from search and rescue and emergency services capabilities Leverage customer and OEM relationships Execute rigorous cost control • Targeted headcount reduction approximately 90% complete • Further $12 million restructuring charge taken in Q3'16 • EBITDAR mostly unchanged year-over-year due to ongoing effective cost management • In Q3 2016 YTD, on a constant currency basis, operating expenses at Adjusted EBITDAR reduced ~$175 million or 18% vs Q3 2015 YTD • Continue to take further actions to right-size cost base

GO FURTHER. DO MORE. COME HOME SAFELY. R: 0 G: 32 B: 96 R: 255 G: 0 B: 0 R: 0 G: 112 B: 192 R: 192 G: 0 B: 0 R: 89 G: 89 B: 89 R: 16 G: 37 B: 63 R: 196 G: 189 B: 151 R: 146 G: 208 B: 80 R: 79 G: 129 B: 189 Page 8 Navigating Current Market Environment (cont'd) • Focus on reducing interest and lease costs ◦ Retained financial and legal advisors to advise management and the Board of Directors on strategic alternatives related to our capital structure • Fleet optimization ◦ 16 aircraft included in restructuring accrual at quarter end ◦ Continue discussions with OEMs to better align purchase commitments with requirements • Move to aircraft financing at more effective rates ◦ Asset-based revolving credit ("ABL") facility - 9 aircraft financed under the ABL in Q3'16 for total of $111 million drawn on facility at quarter end ▪ Funding requests for further ABL financings submitted in fourth quarter Enhance capital efficiency through fixed charge reduction and fleet optimization

GO FURTHER. DO MORE. COME HOME SAFELY. R: 0 G: 32 B: 96 R: 255 G: 0 B: 0 R: 0 G: 112 B: 192 R: 192 G: 0 B: 0 R: 89 G: 89 B: 89 R: 16 G: 37 B: 63 R: 196 G: 189 B: 151 R: 146 G: 208 B: 80 R: 79 G: 129 B: 189 Page 9 Consolidated Results • Third quarter revenue declined 20% from prior year • Excluding currency impact, third quarter revenue declined 14% ◦ Driven by 17% decline in Helicopter Services ◦ Partially offset by 7% improvement in Heli-One • Year-to-date revenue declined 20% from prior year, or 12% excluding the impact of currency 400 300 200 100 0 $ (M ill io ns ) FY15 Q3 FY16 Q3 $415 $333 120 100 80 60 40 20 0 $ (M ill io ns ) 50 45 40 35 30 25 20 E BI TD AR M ar gi n (% )(2) FY15 Q3FY16 Q3 $115 $112 30.1% 36.0% 1See Glossary of Terms for a description of the constant currency calculations. 2Adjusted EBITDAR excluding special items is referred to as EBITDAR in this document. See Appendix for reconciliation to GAAP measures. 3Adjusted EBITDAR margin excluding special items is referred to as EBITDAR margin. It is calculated as adjusted EBITDAR excluding special items divided by Operating Revenue. Operating revenue is total revenue less reimbursable revenue which is costs reimbursed from customers. • Third quarter EBITDAR2 mostly unchanged, excluding $4 million one-time benefit in prior year from sale of investment • Effective cost control contributed to EBITDAR margin3 increase of 590 basis points • Q3 operating expenses at Adjusted EBITDAR, excl. currency impact1, reduced ~$60 million year-over-year or ~20% • Year-to-date EBITDAR + EBITDAR margin trends + drivers similar to Q3'16 Revenue Reported: (20)% YoY Constant Currency1: (14)% YoY EBITDAR Reported: (3)% YoY Quarter Year-to-date Reported: (20)% YoY Constant Currency1: (12)% YoY 1,200 1,000 800 600 400 200 0 $ (M ill io ns ) FY15 YTD FY16 YTD $1,334 $1,070 Quarter Year-to-date 300 200 100 0 $ (M ill io ns ) 50 45 40 35 30 25 20 E BI TD AR M ar gi n (% )(2) FY15 YTD FY16 YTD $352 $350 28.9% 35.3% Reported: 0% YoY

GO FURTHER. DO MORE. COME HOME SAFELY. R: 0 G: 32 B: 96 R: 255 G: 0 B: 0 R: 0 G: 112 B: 192 R: 192 G: 0 B: 0 R: 89 G: 89 B: 89 R: 16 G: 37 B: 63 R: 196 G: 189 B: 151 R: 146 G: 208 B: 80 R: 79 G: 129 B: 189 Page 10 120 100 80 60 40 20 0 $ (M ill io ns ) 50 45 40 35 30 25 20 M ar gi n (% ) FY15 Q3 FY16 Q3 $128 $119 37.3% 44.0% Reported: (7)% YoY Helicopter Services Results • Operating revenue decreased 21% in the third quarter • Excluding the impact of currency, revenue was down 16% driven most significantly by the following regions: ◦ Americas and Asia Pacific due to contract completions and lower exploration and production activity ◦ AEA due primarily to lower exploration activity • Year-to-date, operating revenue decreased 20% or 13% excluding the impact of currency • Third quarter EBITDAR dollars decreased 7% driven by lower activity and due to $4 million benefit reflected in prior year due to sale of investment, partially offset by cost control initiatives • EBITDAR margin increased 670 bps in the quarter driven by cost control and efficiency initiatives as well as FX • Year-to-date EBITDAR dollars decreased 5% and year-to-date EBITDAR margin increased 680 bps due to cost saving and efficiency initiatives as well as FX Operating Revenue Reported: (21)% YoY Constant Currency1: (16)% YoY EBITDAR 400 300 200 100 0 $ (M ill io ns ) FY15 Q3 FY16 Q3 $342 $271 Reported: (20)% YoY Constant Currency1: (13)% YoY 1,000 800 600 400 200 0 $ (M ill io ns ) FY15 Q3 FY16 Q3 $1,100 $880 Reported: (5)% YoY 400 300 200 100 0 $ (M ill io ns ) 50 45 40 35 30 25 20 M ar gi n (% ) FY15 Q3 FY16 Q3 $393 $374 35.7% 42.5% Quarter Quarter Year-to-date Year-to-date 1See Glossary of Terms for a description of the constant currency calculations.

GO FURTHER. DO MORE. COME HOME SAFELY. R: 0 G: 32 B: 96 R: 255 G: 0 B: 0 R: 0 G: 112 B: 192 R: 192 G: 0 B: 0 R: 89 G: 89 B: 89 R: 16 G: 37 B: 63 R: 196 G: 189 B: 151 R: 146 G: 208 B: 80 R: 79 G: 129 B: 189 Page 11 Heli-One Results • Third-quarter 3rd party revenue was relatively flat • Excluding the impact of currency, revenue increased 7% ◦ The constant currency increase primarily reflects higher MRO revenue from completed work • Year-to-date revenue decreased 6%, an increase of 3% excluding the impact of currency • EBITDAR in the third quarter increased $3 million due largely to higher MRO revenue as well as cost reductions • EBITDAR margin in the third quarter increased due to a change in the mix of services and cost reductions • Year-to-date EBITDAR increased largely due to the performance in the third quarter 40 30 20 10 0 $ (M ill io ns ) FY15 Q3 FY16 Q3 $40 $40 8 6 4 2 0 $ (M ill io ns ) 20 15 10 5 0 M ar gi n (% ) FY15 Q3 FY16 Q3 $5 $8 8.9% 12.7% 1See Glossary of Terms for a description of the constant currency calculations 2EBITDAR margin represents margin on total revenue. 2 External Revenue Reported: (1)% YoY Constant Currency1: 7% YoY EBITDAR Reported: 51% YoY Reported: 16% YoY 20 15 10 5 0 $ (M ill io ns ) 20 15 10 5 0 M ar gi n (% ) FY15 YTD FY16 YTD $19 $22 9.4% 12.1% Reported: (6)% YoY Constant Currency1: 3% YoY 120 100 80 60 40 20 0 $ (M ill io ns ) FY15 YTD FY16 YTD $118 $111 Quarter Quarter Year-to-date Year-to-date 2

GO FURTHER. DO MORE. COME HOME SAFELY. R: 0 G: 32 B: 96 R: 255 G: 0 B: 0 R: 0 G: 112 B: 192 R: 192 G: 0 B: 0 R: 89 G: 89 B: 89 R: 16 G: 37 B: 63 R: 196 G: 189 B: 151 R: 146 G: 208 B: 80 R: 79 G: 129 B: 189 Page 12 Free Cash Flow 1Free cash flow is a non-GAAP financial measure defined as cash provided by operating activities less cash used in investing activities. See slide 18 for details. 2Adjusted free cash flow is defined as free cash flow adjusted for special items, restructuring and impact on free cash flow from CD&R investment. See slide 18 for details. • $122 million Free Cash Flow1 improvement versus prior year-to-date driven by: ◦ $115 million decrease in investing capex primarily due to lower aircraft related capex from ongoing capital efficiency initiatives ◦ Slight improvement in operating cash flow year-over-year: working capital improvement, reduction in defined benefit payments and interest payments more than offset one-time restructuring payments • Adjusted for restructuring, adjusted free cash flow2 improved $69 million versus prior year • Free cash flow figures exclude the cash flows associated with the ABL ◦ $111 million inflow in the current year-to-date ◦ ABL related cash flows reflected in cash flows from financing activities rather than investing activities ▪ Previously aircraft financing flows resulting from leasing reflected in free cash flow (in $US millions) FY15 Q3 YTD FY16 Q3 YTD $ Change Cash used in operating activities $(45) $(38) $7 Cash used in investing activities (265) (150) 115 Free Cash Flow1 (310) (188) 122 Adjusted Free Cash Flow2 (190) (121) 69

GO FURTHER. DO MORE. COME HOME SAFELY. R: 0 G: 32 B: 96 R: 255 G: 0 B: 0 R: 0 G: 112 B: 192 R: 192 G: 0 B: 0 R: 89 G: 89 B: 89 R: 16 G: 37 B: 63 R: 196 G: 189 B: 151 R: 146 G: 208 B: 80 R: 79 G: 129 B: 189 Page 13 • $377 million of liquidity1 at the end of the fiscal 2016 third quarter ◦ Continued commitment to capital flexibility and conservatism ◦ $251 million of facility availability converted to cash to date in the fourth quarter once additional borrowing requests under the ABL facility have been funded • Aircraft purchase commitments at historic low; remaining amounts part of ongoing OEM discussions ◦ Ability to lease finance the aircraft purchase commitments ◦ Additional flexible purchase orders of $245 million at Q3'16 1Liquidity is a non-GAAP financial measure which was comprised at FY16 Q3 of cash and cash equivalents of $108 million, unused capacity in the revolver of $233 million, net of letters of credit of $47 million, undrawn overdraft facilities of $1 million and the undrawn capacity under the ABL facility of $34 million. 2Reflects firm aircraft purchase commitments at Q1'16 and Q2'16 based on current agreements. Flexible aircraft purchase commitments are excluded. For prior periods, commitments exclude amounts previously disclosed in relation to purchase commitments for heavy helicopters from Airbus Helicopters ($80.7 million at April 30, 2015) and parts commitments ($37.7 million at April 30, 2015). Liquidity 800 600 400 200 0 Q3'15 Q4'15 Q1'16 Q2'16 Q3'16 580 500 559 473 377 2 Liquidity$ millions Aircraft Purchase Commitments500 400 300 200 100 0 Q3'15 Q4'15 Q1'16 Q2'16 Q3'16 458 428 259 258 237 $ millions $377 million of liquidity; continuing discussion with OEMs on remaining commitments

GO FURTHER. DO MORE. COME HOME SAFELY. R: 0 G: 32 B: 96 R: 255 G: 0 B: 0 R: 0 G: 112 B: 192 R: 192 G: 0 B: 0 R: 89 G: 89 B: 89 R: 16 G: 37 B: 63 R: 196 G: 189 B: 151 R: 146 G: 208 B: 80 R: 79 G: 129 B: 189 Page 14 1Adjusted Net Debt is a non-GAAP financial measure calculated as net debt plus NPV of operating lease commitments at quarter end presented discounted at 9%. See Appendix for adjusted net debt reconciliation. 2Adjusted Leverage Ratio is a non-GAAP financial measure calculated as Adjusted Net Debt divided by trailing twelve months Adjusted EBITDAR excluding special items. • Adjusted leverage ratio of 5.2x, compared to 5.1x at Q2'16 Adjusted net debt remains stabilized and leverage remains below historic highs Leverage Net debt Adjusted net debt Adjusted leverage ratio Debt and Leverage 3,000 2,500 2,000 1,500 1,000 500 0 $ m ill io n 6.0 5.5 5.0 4.5 4.0 Le ve ra ge (x ) Q1'15 Q2'15 Q3'15 Q4'15 Q1'16 Q2'16 Q3'16 $1,374 $1,383 $1,093 $1,143 $1,243 $1,317 5.4x 5.0x 5.0x 5.1x 5.2x $1,033 4.8x $2,648 5.6x $2,631 $2,306 $2,306 $2,391 1 2 $2,314 $2,358

GO FURTHER. DO MORE. COME HOME SAFELY. R: 0 G: 32 B: 96 R: 255 G: 0 B: 0 R: 0 G: 112 B: 192 R: 192 G: 0 B: 0 R: 89 G: 89 B: 89 R: 16 G: 37 B: 63 R: 196 G: 189 B: 151 R: 146 G: 208 B: 80 R: 79 G: 129 B: 189 Page 15 OTCQX Listing - HELIF • Ordinary shares commenced trading on the OTCQX® Best Market (OTCQX), operated by OTC Markets Group Inc., on February 2, 2016 • New trading symbol HELIF • Transition to the OTCQX market does not directly affect commercial operations

GO FURTHER. DO MORE. COME HOME SAFELY. R: 0 G: 32 B: 96 R: 255 G: 0 B: 0 R: 0 G: 112 B: 192 R: 192 G: 0 B: 0 R: 89 G: 89 B: 89 R: 16 G: 37 B: 63 R: 196 G: 189 B: 151 R: 146 G: 208 B: 80 R: 79 G: 129 B: 189 Page 16 Key Takeaways ü Financial focus unchanged - cash flow and debt management remain a priority in the near term. Committed to balanced growth over the long term ü Continue to execute in three key areas - leverage customer & OEM relationships, execute rigorous cost control and enhance capital efficiency • Reviewing strategic alternatives to address capital structure ü Current market conditions remain challenging, but long-term fundamentals for our industry remain intact

GO FURTHER. DO MORE. COME HOME SAFELY. R: 0 G: 32 B: 96 R: 255 G: 0 B: 0 R: 0 G: 112 B: 192 R: 192 G: 0 B: 0 R: 89 G: 89 B: 89 R: 16 G: 37 B: 63 R: 196 G: 189 B: 151 R: 146 G: 208 B: 80 R: 79 G: 129 B: 189 Page 17 APPENDIX

GO FURTHER. DO MORE. COME HOME SAFELY. R: 0 G: 32 B: 96 R: 255 G: 0 B: 0 R: 0 G: 112 B: 192 R: 192 G: 0 B: 0 R: 89 G: 89 B: 89 R: 16 G: 37 B: 63 R: 196 G: 189 B: 151 R: 146 G: 208 B: 80 R: 79 G: 129 B: 189 Page 18 Adjusted Free Cash Flow • Total free cash flow of $(188) million, a $122 million lower use compared to last year • Slight improvement in cash provided by operating activities year-over-year: working capital improvement, reduction in defined benefit payments and interest costs more than offset one-time restructuring payments in fiscal 2016 • $115 million lower use of cash in investing activities than last year ◦ Lower spend due to capital efficiency measures taken, in particular on aircraft related capex • Adjusted free cash flow use of $(121) million excluding restructuring and other special items • Capex presentation shows net aircraft capex and non-aircraft capex versus expansionary and maintenance capex previously presented. Non-aircraft capex includes rotable spend associated with new aircraft previously included in expansionary capex. 1Special items include corporate transaction and other costs. 2Impact to free cash flow relating to CD&R investment includes aircraft purchases made using proceeds from issuance of convertible preferred shares and associated savings from lease expense. 3The year-to-date 2015 figure in the third quarter fiscal 2015 earnings materials included an adjustment for restricted cash which is now excluded from the calculation. Adjusted Free Cash flow Year-to-date ($ in millions) FY15 FY16 $ Change Cash flow from operating activities before changes in working capital $(44) $(59) $(15) Changes in operating assets and liabilities (1) 21 22 Cash used in operating activities (45) (38) 7 Net aircraft capex (176) (85) 90 Non-aircraft capex (112) (65) 47 Disposals 13 4 (9) Restricted Cash and Other 10 (4) (14) Cash used in investing activities (265) (150) 115 Total Free Cash Flow (310) (188) 122 Special items1 and restructuring 9 67 58 Impact to free cash flow relating to CD&R investment2 111 — (111) Total Adjusted Free Cash Flow3 $(190) $(121) $69

GO FURTHER. DO MORE. COME HOME SAFELY. R: 0 G: 32 B: 96 R: 255 G: 0 B: 0 R: 0 G: 112 B: 192 R: 192 G: 0 B: 0 R: 89 G: 89 B: 89 R: 16 G: 37 B: 63 R: 196 G: 189 B: 151 R: 146 G: 208 B: 80 R: 79 G: 129 B: 189 Page 19 Summary Results - Consolidated Note: all comparisons are year over year unless otherwise noted.  CHC Consolidated Quarter Year-to-date ($ in millions except margin, share count, and EPS) FY15 Q3 FY16 Q3 % FY15 FY16 % Revenue $415 $333 (20)% $1,334 $1,070 (20)% Operating Revenue1 382 311 (19) 1,218 991 (19) EBITDAR2 115 112 3 352 350 — EBITDAR Margin3 30.1% 36.0% 590bps 28.9% 35.3% 640bps Net Loss4 (30) (32) (8)% (92) (86) 6% Share Count5 2,687,977 2,718,591 1% 2,686,324 2,716,017 1% Net loss per ordinary share6 $(15.13) $(16.95) (12) $(38.14) $(46.73) (23) 1Operating revenue is total revenue less reimbursable revenue which is costs reimbursed from customers. 2Adjusted EBITDAR excluding special items is referred to as EBITDAR in this document. See Appendix for reconciliation to GAAP measures. 3Adjusted EBITDAR margin is referred to as EBITDAR margin. It is calculated as adjusted EBITDAR excluding special items divided by Operating Revenue. 4Adjusted Net Loss is referred to as Net Loss in this document. See Appendix for reconciliation to GAAP measures. 5Share count has been adjusted retroactively for all prior periods presented to reflect the reverse share split ratio of 30:1 (that is, each 30 shares of stock were consolidated into one share), which was effective December 11, 2015. 6Adjusted net loss per share is calculated by dividing adjusted net loss available to common stockholders by the weighted average share count. See Appendix for reconciliation to comparable GAAP measures.

GO FURTHER. DO MORE. COME HOME SAFELY. R: 0 G: 32 B: 96 R: 255 G: 0 B: 0 R: 0 G: 112 B: 192 R: 192 G: 0 B: 0 R: 89 G: 89 B: 89 R: 16 G: 37 B: 63 R: 196 G: 189 B: 151 R: 146 G: 208 B: 80 R: 79 G: 129 B: 189 Page 20 Summary Results - Helicopter Services and Heli-One 1Adjusted EBITDAR margin is referred to as EBITDAR margin. It is calculated as adjusted EBITDAR divided by Operating Revenue. Helicopter Services Quarter Year-to-date ($ in millions except margin) FY15 Q3 FY16 Q3 % FY15 FY16 % Operating Revenue $342 $271 (21)% $1,100 $880 (20)% Reimbursable revenue 33 22 (33) 116 79 (32) Total External Revenue 375 294 (22) 1,216 959 (21) EBITDAR 128 119 (7) 393 374 (5) EBITDAR Margin1 37.3% 44.0% 670bps 35.7% 42.5% 680bps Heli-One Quarter Year-to-date ($ in millions except margin) FY15 Q3 FY16 Q3 % FY15 FY16 % External Revenue $40 $40 (1)% $118 $111 (6)% Inter-Segment revenue 20 23 17 80 68 (15) Total Revenue 60 63 5 198 179 (10) EBITDAR 5 8 51 19 22 16 EBITDAR Margin 8.9% 12.7% 380bps 9.4% 12.1% 270bps

GO FURTHER. DO MORE. COME HOME SAFELY. R: 0 G: 32 B: 96 R: 255 G: 0 B: 0 R: 0 G: 112 B: 192 R: 192 G: 0 B: 0 R: 89 G: 89 B: 89 R: 16 G: 37 B: 63 R: 196 G: 189 B: 151 R: 146 G: 208 B: 80 R: 79 G: 129 B: 189 Page 21 EBITDAR - Non-GAAP Reconciliation (Expressed in thousands of United States dollars) (Unaudited) EBITDAR: Reconciliation to GAAP measures Three months ended Nine months ended January 31, 2015 January 31, 2016 January 31, 2015 January 31, 2016 Helicopter Services $ 127,839 $ 119,314 $ 392,666 $ 374,380 Heli-One 5,314 8,005 18,625 21,612 Corporate and other (19,878) (18,189) (64,229) (52,642) Inter-segment eliminations 22 (758) (637) (3,565) Adjusted EBITDAR 113,297 108,372 346,425 339,785 Helicopter lease and associated costs (66,523) (61,593) (194,341) (189,548) Depreciation (30,794) (38,766) (97,672) (114,584) Restructuring expense (3,441) (11,799) (3,441) (47,389) Asset impairments (403,536) (24,997) (549,942) (35,456) Loss on disposal of assets (3,056) (1,643) (10,934) (4,049) Operating loss (394,053) (30,426) (509,905) (51,241) Interest on long-term debt (29,996) (31,288) (99,583) (85,520) Foreign exchange loss (18,464) (5,733) (26,835) (25,363) Other financing income (charges) (12,014) (6,019) (14,151) 9,902 Loss before income tax (454,527) (73,466) (650,474) (152,222) Income tax expense (10,189) (2,618) (25,301) (12,468) Net loss $ (464,716) $ (76,084) $ (675,775) $ (164,690) Net earnings (loss) attributable to: Controlling interest $ (471,482) $ (73,422) $ (697,164) $ (170,900) Non-controlling interests 6,766 (2,662) 21,389 6,210 Net loss $ (464,716) $ (76,084) $ (675,775) $ (164,690)

GO FURTHER. DO MORE. COME HOME SAFELY. R: 0 G: 32 B: 96 R: 255 G: 0 B: 0 R: 0 G: 112 B: 192 R: 192 G: 0 B: 0 R: 89 G: 89 B: 89 R: 16 G: 37 B: 63 R: 196 G: 189 B: 151 R: 146 G: 208 B: 80 R: 79 G: 129 B: 189 Page 22 EBITDAR and Net Loss: Non-GAAP Reconciliation EBITDAR excluding special items - Non-GAAP Reconciliation (Expressed in thousands of United States dollars) (Unaudited) Adjusted net loss - Non-GAAP Reconciliation (Expressed in thousands of United States dollars) (Unaudited) 1Corporate transaction and other costs include costs related to senior executive turnover and other transactions. 2Restructuring expense relates to severance and other costs incurred as part of a review of our operations and organizational structure. 3Net loss/(gain) on debt extinguishment relates to the redemption and purchase on the open market of our senior secured and senior unsecured notes. 4 Adjusted net loss available to common stockholders includes redeemable convertible preferred share dividends but excludes the adjustments of $12.2 million and $(19.0) million in the three and nine months ended January 31, 2015 and $(3.2) million and $15.3 million in the three and nine months ended January 31, 2016, respectively, of our redeemable non-controlling interest to redemption amount which were recognized in additional paid-in capital. Three months ended Nine months ended January 31, 2015 January 31, 2016 January 31, 2015 January 31, 2016 Adjusted EBITDAR $ 113,297 $ 108,372 $ 346,425 $ 339,785 Corporate transaction and other costs1 1,590 3,447 5,114 10,023 Adjusted EBITDAR excluding special items $ 114,887 $ 111,819 $ 351,539 $ 349,808 Three months ended Nine months ended January 31, 2015 January 31, 2016 January 31, 2015 January 31, 2016 Net loss attributable to controlling interest $ (471,482) $ (73,422) $ (697,164) $ (170,900) Corporate transaction and other costs1 1,590 3,447 5,114 10,023 Restructuring expense2 3,441 11,799 3,441 47,389 Asset impairments 403,536 24,997 549,942 35,456 Loss on disposal of assets 3,056 1,643 10,934 4,049 Foreign exchange loss 18,464 5,733 26,835 25,363 Net loss (gain) on debt extinguishment3 9,990 — 17,434 (17,799) Unrealized loss (gain) on derivatives 1,609 (6,293) (8,072) (19,581) Adjusted net loss $ (29,796) $ (32,096) $ (91,536) $ (86,000) Redeemable convertible preferred share dividends (10,883) (13,976) (10,910) (40,908) Adjusted net loss available to common stockholders4 $ (40,679) $ (46,072) $ (102,446) $ (126,908)

GO FURTHER. DO MORE. COME HOME SAFELY. R: 0 G: 32 B: 96 R: 255 G: 0 B: 0 R: 0 G: 112 B: 192 R: 192 G: 0 B: 0 R: 89 G: 89 B: 89 R: 16 G: 37 B: 63 R: 196 G: 189 B: 151 R: 146 G: 208 B: 80 R: 79 G: 129 B: 189 Page 23 (Expressed in thousands of United States dollars) (Unaudited) Adjusted Net Loss: Non-GAAP Reconciliation Three months ended Nine months ended January 31, 2015 January 31, 2016 January 31, 2015 January 31, 2016 Adjusted EBITDAR excluding special items $ 114,887 $ 111,819 $ 351,539 $ 349,808 Helicopter lease and associated costs (66,523) (61,593) (194,341) (189,548) Depreciation (30,794) (38,766) (97,672) (114,584) Net loss (gain) on debt extinguishment 9,990 — 17,434 (17,799) Unrealized loss (gain) on derivatives 1,609 (6,293) (8,072) (19,581) Interest on long-term debt (29,996) (31,288) (99,583) (85,520) Other financing income (charges) (12,014) (6,019) (14,151) 9,902 Income tax expense (10,189) (2,618) (25,301) (12,468) Loss (earnings) attributable to non-controlling interests (6,766) 2,662 (21,389) (6,210) Adjusted net loss $ (29,796) $ (32,096) $ (91,536) $ (86,000)

GO FURTHER. DO MORE. COME HOME SAFELY. R: 0 G: 32 B: 96 R: 255 G: 0 B: 0 R: 0 G: 112 B: 192 R: 192 G: 0 B: 0 R: 89 G: 89 B: 89 R: 16 G: 37 B: 63 R: 196 G: 189 B: 151 R: 146 G: 208 B: 80 R: 79 G: 129 B: 189 Page 24 Adjusted Net Debt and Liquidity Reconciliation 1NPV of operating lease commitments as of April 30, 2015 and January 31, 2016 discounted at 9%, excluding operating leases for helicopters that form part of our restructuring liability. . April 30, 2015 January 31, 2016 Long-term debt obligations $ 1,215.7 $ 1,381.5 Current portion of long-term debt obligations 3.6 37.0 Discount on senior secured notes 9.1 8.1 Premium on senior secured notes (1.2) (1.1) Less: Cash and cash equivalents (134.3) (108.1) Net Debt $ 1,092.9 $ 1,317.4 NPV of operating lease commitments1 1,212.9 1,073.2 Adjusted net debt $ 2,305.8 $ 2,390.6 April 30, 2015 January 31, 2016 Cash and cash equivalents $ 134.3 $ 108.1 Senior secured revolving credit facility: Facility credit limit 375.0 375.0 Outstanding balance on senior secured revolving credit facility — (95.0) Outstanding letters of credit (33.3) (46.6) Available senior secured revolving credit facility 341.7 233.4 Asset-based revolving credit facility: Facility credit limit — 145.0 Outstanding balance on asset-based revolving credit facility — (110.8) Available asset-based revolving credit facility — 34.2 Available overdraft facilities 24.1 1.1 Total liquidity $ 500.1 $ 376.8 Adjusted Net Debt (Expressed in thousands of United States dollars) (Unaudited) Liquidity (Expressed in thousands of United States dollars) (Unaudited)

GO FURTHER. DO MORE. COME HOME SAFELY. R: 0 G: 32 B: 96 R: 255 G: 0 B: 0 R: 0 G: 112 B: 192 R: 192 G: 0 B: 0 R: 89 G: 89 B: 89 R: 16 G: 37 B: 63 R: 196 G: 189 B: 151 R: 146 G: 208 B: 80 R: 79 G: 129 B: 189 Page 25 Additional Fleet Detail – January 31, 2016 1Approximate range based on maintaining a 30-minute fuel reserve. 2Fleet value is based on 2015 Ascend and Helivalue$ mid-life appraised value based on fleet count as of January 31, 2016. Helicopter Model Count Cruise Speed (kts) Appr. Range (nm) full pax 1 Passengers Max Weight (lbs) Sikorsky S92A 46 145 400 19 26,500 Airbus H225 41 145 400 19 24,250 Airbus AS332L, L1, L2 34 130-140 250-350 17-19 18,000 -20,500 Heavy total 121 Agusta AW139 43 145 280 12-15 15,000 Sikorsky S76C++ 23 145 220 12 11,700 Sikorsky S76C+ 20 145 175 12 11,700 Sikorsky S76A++ 7 135 130 12 10,800 Bell 412 7 125 135 13 11,900 Airbus AS365 Series/H155 7 120-145 80-120 11-13 9,500-10,800 Airbus H135/145 3 N/A (EMS only) Medium total 110 Total 231 H e a v y M e d i u m New technology aircraft represents ~85% of total CHC Fleet Value 231 Heavy/Medium twin engine helicopters with ~$3 Billion Fleet Value2 • Fleet average age ~11 years - down from ~17 years in 2007 • Fleet comprised entirely of heavy and medium aircraft

GO FURTHER. DO MORE. COME HOME SAFELY. R: 0 G: 32 B: 96 R: 255 G: 0 B: 0 R: 0 G: 112 B: 192 R: 192 G: 0 B: 0 R: 89 G: 89 B: 89 R: 16 G: 37 B: 63 R: 196 G: 189 B: 151 R: 146 G: 208 B: 80 R: 79 G: 129 B: 189 Page 26 Helicopter Services - Regional Revenue break-down Third Party Revenue Quarter Year-to-date ($ in millions) FY15 Q3 FY16 Q3 % FY15 FY16 % Eastern North Sea $76 $63 (17)% $270 $220 (19)% Western North Sea 99 84 (15)% 329 263 (20)% Americas 76 59 (22)% 224 192 (14)% Asia Pacific 84 62 (26)% 248 198 (20)% Africa-Euro Asia 40 25 (37)% 142 84 (41)% Other 1 1 (40)% 4 2 (53)% Helicopter Services $375 $294 (22)% $1,216 $959 (21)%

GO FURTHER. DO MORE. COME HOME SAFELY. R: 0 G: 32 B: 96 R: 255 G: 0 B: 0 R: 0 G: 112 B: 192 R: 192 G: 0 B: 0 R: 89 G: 89 B: 89 R: 16 G: 37 B: 63 R: 196 G: 189 B: 151 R: 146 G: 208 B: 80 R: 79 G: 129 B: 189 Page 27 EPS after issuance of Convertible Preferred Shares: Basic Diluted Net loss Net loss attributable to controlling interest – preferred dividends1 Weighted average share count of common shares outstanding Not calculated Net income Net income to common shareholders2 – Preferred dividends Weighted average share count of common shares outstanding Net income Weighted average share count of common shares outstanding + Preferred shares which are assumed to be converted to common • When in a net loss position: report GAAP and adjusted EPS based on basic share count only • When in a net income position: report GAAP and adjusted EPS on a basic and diluted basis EPS Calculations for Convertible Preferred Shares Generally Accepted Accounting Principles: Convertible Preferred Shares 1Both cash dividends and dividends paid in kind are not included in net income. They are only included in the EPS calculation and can be found in the Statements of Shareholders' Equity (Deficit). Cash dividends will impact financing cash flow while dividends paid in kind will have no impact on the cash flow statements. 2Net income attributable to controlling interest will be allocated between common and preferred shareholders as preferred shareholders participate equally in dividends.

GO FURTHER. DO MORE. COME HOME SAFELY. R: 0 G: 32 B: 96 R: 255 G: 0 B: 0 R: 0 G: 112 B: 192 R: 192 G: 0 B: 0 R: 89 G: 89 B: 89 R: 16 G: 37 B: 63 R: 196 G: 189 B: 151 R: 146 G: 208 B: 80 R: 79 G: 129 B: 189 Page 28 • Paid on March 15, June 15, September 15, and December 15 of each year • Dividend Rate: 8.5% per annum • Dividend accrues and accumulates on a daily basis • Compounds quarterly on each preferred dividend payment date • Dividend is made to the nearest cent or 1/100,000th of a preferred share Dividend Calculation for Convertible Preferred Shares Dividend Amount Preferred shares outstanding during applicable period X ¼ of dividend rate

GO FURTHER. DO MORE. COME HOME SAFELY. R: 0 G: 32 B: 96 R: 255 G: 0 B: 0 R: 0 G: 112 B: 192 R: 192 G: 0 B: 0 R: 89 G: 89 B: 89 R: 16 G: 37 B: 63 R: 196 G: 189 B: 151 R: 146 G: 208 B: 80 R: 79 G: 129 B: 189 Page 29 Glossary of Terms and Analysis Adjusted EBITDAR = earnings before interest, taxes, depreciation, amortization, helicopter lease and associated costs, asset impairments, gain (loss) on disposal of assets, restructuring expense, foreign exchange gain (loss) and other financing income (charges). Adjusted EBITDAR excluding special items = Adjusted EBITDAR excluding special items excludes corporate transaction and other costs. Adjusted EBITDAR margin = Adjusted EBITDAR excluding special items/operating revenue. Adjusted free cash flow = free cash flow adjusted for special items and restructuring, and impact on free cash flow from CD&R investment. Adjusted leverage ratio = Adjusted net debt divided by trailing twelve months Adjusted EBITDAR excluding special items. Adjusted net income (loss) = net loss which excludes corporate transaction and other costs, asset dispositions, restructuring expense, asset impairments, the unrealized gain (loss) on the revaluation of our derivatives and foreign exchange gain (loss), net gain (loss) on debt extinguishment, and net income or loss attributable to non-controlling interests. Adjusted net loss per share = adjusted net loss available to common shareholders/weighted average share count. Constant currency = we compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying operations performed excluding the effect of foreign currency rate fluctuations. To present this information, results for the current period for transactions in currencies other than US dollars are converted into US dollars at the year-to-date average exchange rate for the comparative period, rather than the actual exchange rates in effect during the current period. Free cash flow = cash provided by operating activities less cash used in investing activities. Liquidity = cash and cash equivalents plus available borrowings under our credit facilities and the undrawn capacity of the asset-based revolving credit facility. Operating revenue = Total revenue less reimbursable revenue which is generated through cost reimbursement by customers.